MASTR Adjustable Rate Mortgages Series 2002-1
                            Whole Loan 3/1 Libor ARM


Deal Size                                                                              $155MM approx.
GWAC                                                                                   6.189% approx.
Min. Rate                                                                              4.500% approx.
Max Rate                                                                               7.000% approx.
Net WAC                                                                                5.939% approx.
Servicing Fee on Countrywide Loans                                          0.25% Initial, 0.375% after 1st adjustment date
Servicing Fee on Nat City Loans                                                        0.260% approx.
W. Average Net Margin                                                                  1.900% approx.
Min. Net Margin                                                                        1.875% approx.
Max. Net Margin                                                                        2.750% approx.
W. Average Life Cap                                                                    11.201% approx.
Min. Life Cap                                                                          9.500% approx.
Max. Life Cap                                                                          12.500% approx.
Cap Structure                                                                          5/2/05
WAM                                                                                    358 approx.
California                                                                             60.0% approx.
Avg Loan Balance                                                                       $ 439K approx.
WA LTV                                                                                 70% approx.
>80% LTV                                                                               all have MI
W. Average FICO                                                                        741 approx.
Full Doc                                                                               30% approx.
Full Doc (Alternative Verification)                                                    46% approx.
Reduced Doc/No Ratio                                                                   3% approx.
Stated income                                                                          21% approx.
SFD                            68% approx.                 Purchase                                                22% approx.
Condo                           5% approx.                 Rate Term Refi                                          58% approx.
PUD                            27% approx.                 Cash Out Refi                                           20% approx.
Owner Occupied                                                                         98% approx.
Rate Reset:                                                                            2006/10                     8.58% approx.
2006/07                        0.26% approx.                                           2006/11                     57.15% approx.
2006/09                        0.41% approx.                                           2006/12                     33.60% approx.

AAA Ratings                                                2 of 3 (S&P, Moody's, Fitch)
Estimated Subordination Level                                                          3.25% approx.
Settlement Date                                                                        2/28/02
Depositor                                                  Mortgage Asset Securitization Transactions, Inc.
Originators/Servicers                                      78% Countrywide Home Loans Inc.
                                                           22% National City Mortgage Co


                            All numbers approximate.
                   All tranches subject to 5% size variance.

                                   UBS WARBURG

The information herein has been provided solely by UBS Warburg. Neither the Issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg.

                  MASTR Adjustable Rate Mortgages Series 2002-1
                            Whole Loan 3/1 Libor ARM

Deal Size                                                                              $142MM approx.
GWAC                                                                                   5.732% approx.
Min. Rate                                                                              4.750% approx.
Max Rate                                                                               6.500% approx.
Net WAC                                                                                5.482% approx.
W. Average Net Margin                                                                  2.000% approx.
Min. Net Margin                                                                        2.000% approx.
Max. Net Margin                                                                        2.000% approx.
W. Average Net Life Cap                                                                11.482% approx.
Min. Net Life Cap                                                                      10.500% approx.
Max. Net Life Cap                                                                      12.250% approx.
Cap Structure                                                                          2/2/6 approx.
WAM                                                                                    357 approx.
California                                                                             92% approx.
Avg Loan Balance                                                                       $ 429K approx.
WA LTV                                                                                 65% approx.
>80% LTV                                                                               0% approx.
W. Average FICO                                                                        736 approx.
Full Doc                                                                               7% approx.
Stated income                                                                          93% approx.
SFD                            68% approx.                 Purchase                                                11% approx.
Condo                          3% approx.                  Rate Term Refi                                          66% approx.
PUD                            29% approx.                 Cash Out Refi                                           22% approx.
Owner Occupied                                                                         99% approx.
Rate Reset:
2004/11                        65% approx.
2004/12                        35% approx.

AAA Ratings                                                2 of 3 (S&P, Moody's, Fitch)
Estimated Subordination Level                              3.75% approx.
Settlement Date                                            02/28/02
Depositor                                                  Mortgage Asset Securitization Transactions, Inc.
Originators/Servicers                                      100% National City Mortgage Co




                            All numbers approximate.
                   All tranches subject to 5% size variance.

                                   UBS WARBURG

The information herein has been provided solely by UBS Warburg. Neither the Issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg.


UBS Warburg LLC                                                                                                            Cmoproj
Fixed Income Research                                                                              9:43:07 am on Feburary 25, 2002
cmoproj.509                                   MARM0201 30 year 5.9                                   Marina Tukhin mtukhin@sleddog
                                                                                                                            Page 1


Bond     Balance           Coupon     Delay     Factor           Index       Value      Reset     Multiplier     Cap
------------------------------------------------------------------------------------------------------------------------------------
Al       102,565,177.00    5.93860     24       1.000000     coll_net_wac    -1.0000      -           -           -
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Floor     Current       Settle              Deal              WAC       WAM        Pricing      Duration
          Coupon        Date                                                        Speed         @ PX
------------------------------------------------------------------------------------------------------------------------------------
  -       5.9386       02/28/02      co1l_net_wac 30 year     6.19     358.00     25.0CPR        100:22


------------------------------------------------------------------------------------------------------------------------------------
       Price             CPR          CPR          CPR          CPR          CPR           CPR          CPR          CPR
                         10.00        20.00        25.00        30.00        40.00         50.00        60.00        70.00
------------------------------------------------------------------------------------------------------------------------------------
100:06                    5.118        5.383        5.468        5.523        5.562         5.526        5.429        5.279
100:07                    5.112        5.374        5.456        5.509        5.543         5.501        5.397        5.238
100:08                    5.106        5.364        5.444        5.495        5.524         5.476        5.365        5.197
100:09                    5.100        5.354        5.432        5.481        5.505         5.451        5.333        5.156
100:10                    5.094        5.345        5.421        5.468        5.486         5.426        5.301        5.114
100:11                    5.088        5.335        5.409        5.454        5.467         5.402        5.269        5.073
100:12                    5.082        5.325        5.397        5.440        5.449         5.377        5.237        5.032
100:13                    5.076        5.316        5.385        5.426        5.430         5.352        5.205        4.992
100:14                    5.070        5.306        5.374        5.412        5.411         5.327        5.173        4.951
100:15                    5.064        5.296        5.362        5.398        5.392         5.303        5.141        4.910
100:16                    5.058        5.287        5.350        5.384        5.373         5.278        5.109        4.869
100:17                    5.052        5.277        5.339        5.370        5.354         5.253        5.077        4.828
100:18                    5.046        5.267        5.327        5.356        5.335         5.229        5.045        4.787
100:19                    5.041        5.258        5.315        5.342        5.317         5.204        5.014        4.746
100:20                    5.035        5.248        5.304        5.328        5.298         5.179        4.982        4.706
100:21                    5.029        5.238        5.292        5.314        5.279         5.155        4.950        4.665
100:22                    5.023        5.229        5.280        5.301        5.260         5.130        4.919        4.624
100:23                    5.017        5.219        5.269        5.287        5.241         5.106        4.887        4.584
100:24                    5.011        5.210        5.257        5.273        5.223         5.081        4.855        4.543
100:25                    5.005        5.200        5.245        5.259        5.204         5.057        4.824        4.503
100:26                    4.999        5.191        5.234        5.245        5.185         5.032        4.792        4.462
100:27                    4.993        5.181        5.222        5.231        5.166         5.008        4.760        4.422
100:28                    4.987        5.171        5.211        5.218        5.148         4.983        4.729        4.381
100:29                    4.981        5.162        5.199        5.204        5.129         4.959        4.697        4.341
100:30                    4.976        5.152        5.187        5.190        5.110         4.934        4.666        4.300
100:31                    4.970        5.143        5.176        5.176        5.092         4.910        4.634        4.260
101:00                    4.964        5.133        5.164        5.162        5.073         4.886        4.603        4.219
101:01                    4.958        5.124        5.153        5.149        5.054         4.861        4.571        4.179
101:02                    4.952        5.114        5.141        5.135        5.036         4.837        4.540        4.139
101:03                    4.946        5.105        5.129        5.121        5.017         4.812        4.509        4.099
101:04                    4.940        5.095        5.118        5.108        4.999         4.788        4.477        4.058
101:05                    4.934        5.085        5.106        5.094        4.980         4.764        4.446        4.018
----------------------------------------------------------------------------------------------------------------------------
Avg Life                  7.360        4.053        3.218        2.627        1.858         1.380        1.048        0.804
Duration                  5.219        3.216        2.652        2.230        1.646         1.258        0.975        0.760
First Pay                  3/02         3/02         3/02         3/02         3/02          3/02         3/02         3/02
Last Pay                  12/31        12/31        12/31        12/31         9/31          8/27         1/22         6/17
----------------------------------------------------------------------------------------------------------------------------

The information herein has been provided solely by UBS Warburg L.L.C. Neither the Issuer of the certificate nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.


UBS Warburg LLC                                                                                                            Cmoproj
Fixed Income Research                                                                              9:43:07 am on Feburary 25, 2002
cmoproj.509                                   MARM0201 30 year 5.9                                   Marina Tukhin mtukhin@sleddog
                                                                                                                            Page 2

Bond     Balance           Coupon     Delay     Factor           Index       Value      Reset     Multiplier     Cap
------------------------------------------------------------------------------------------------------------------------------------
A2       50,000,000.00     5.30000     24       1.000000                     -1.0000      -           -           -



------------------------------------------------------------------------------------------------------------------------------------
Floor     Current       Settle              Deal              WAC       WAM        Pricing      Duration
          Coupon        Date                                                        Speed         @ PX
------------------------------------------------------------------------------------------------------------------------------------
-         5.3000       02/28/02           30 year             6.19     358.00     25.0CPR        100:00


------------------------------------------------------------------------------------------------------------------------------------
       Price             CPR          CPR          CPR          CPR          CPR           CPR          CPR          CPR
                         10.00        20.00        25.00        30.00        40.00         50.00        60.00        70.00
------------------------------------------------------------------------------------------------------------------------------------
99:16                     4.863        5.105        5.198        5.275        5.389         5.468        5.531        5.590
99:17                     4.857        5.096        5.186        5.261        5.370         5.443        5.498        5.549
99:18                     4.852        5.086        5.175        5.247        5.351         5.418        5.466        5.507
99:19                     4.846        5.076        5.163        5.233        5.332         5.393        5.434        5.466
99:20                     4.840        5.067        5.151        5.219        5.313         5.368        5.401        5.424
99:21                     4.834        5.057        5.140        5.205        5.294         5.343        5.369        5.383
99:22                     4.828        5.048        5.128        5.191        5.275         5.318        5.337        5.341
99:23                     4.822        5.038        5.116        5.177        5.256         5.294        5.305        5.300
99:24                     4.816        5.028        5.105        5.163        5.237         5.269        5.273        5.259
99:25                     4.811        5.019        5.093        5.150        5.218         5.244        5.240        5.217
99:26                     4.805        5.009        5.081        5.136        5.199         5.219        5.208        5.176
99:27                     4.799        5.000        5.070        5.122        5.181         5.194        5.176        5.135
99:28                     4.793        4.990        5.058        5.108        5.162         5.169        5.144        5.093
99:29                     4.787        4.981        5.047        5.094        5.143         5.145        5.112        5.052
99:30                     4.782        4.971        5.035        5.080        5.124         5.120        5.080        5.011
99:31                     4.776        4.962        5.023        5.066        5.105         5.095        5.048        4.970
100:00                    4.770        4.952        5.012        5.053        5.086         5.071        5.016        4.929
100:01                    4.764        4.943        5.000        5.039        5.068         5.046        4.984        4.888
100:02                    4.758        4.933        4.989        5.025        5.049         5.021        4.952        4.847
100:03                    4.752        4.924        4.977        5.011        5.030         4.996        4.920        4.806
100:04                    4.747        4.914        4.965        4.997        5.011         4.972        4.888        4.765
100:05                    4.741        4.905        4.954        4.934        4.992         4.947        4.857        4.724
100:06                    4.735        4.895        4.942        4.970        4.974         4.923        4.825        4.683
100:07                    4.729        4.886        4.931        4.956        4.955         4.898        4.793        4.642
100:08                    4.723        4.876        4.919        4.942        4.936         4.874        4.761        4.601
100:09                    4.718        4.867        4.908        4.929        4.918         4.849        4.729        4.560
100:10                    4.712        4.857        4.896        4.915        4.899         4.824        4.698        4.520
100:11                    4.706        4.848        4.885        4.901        4.880         4.800        4.666        4.479
100:12                    4.700        4.838        4.873        4.888        4.862         4.775        4.634        4.438
100:13                    4.695        4.829        4.862        4.874        4.843         4.751        4.603        4.397
100:14                    4.689        4.820        4.850        4.860        4.824         4.726        4.571        4.357
100:15                    4.683        4.810        4.839        4.846        4.806         4.702        4.539        4.316
----------------------------------------------------------------------------------------------------------------------------------
Avg Life                  7.360        4.053        3.218        2.627        1.858         1.380        1.048        0.804
Duration                  5.355        3.272        2.688        2.253        1.655         1.260        0.974        0.758
First Pay                  3/02         3/02         3/02         3/02         3/02          3/02         3/02         3/02
Last Pay                  12/31        12/31        12/31        12/31         6/31         10/26         5/21        11/16
----------------------------------------------------------------------------------------------------------------------------------

The information herein has been provided solely by UBS Warburg L.L.C. Neither the Issuer of the certificate nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.


UBS Warburg LLC                                                                                                            Cmoproj
Fixed Income Research                                                                              9:43:07 am on Feburary 25, 2002
cmoproj.509                                   MARM0201 30 year 5.9                                   Marina Tukhin mtukhin@sleddog
                                                                                                                            Page 3

Bond     Balance           Coupon     Delay     Factor           Index       Value      Reset     Multiplier     Cap
------------------------------------------------------------------------------------------------------------------------------------
A3       50,000,000.00     0.60200     24       1.000000                     -1.0000      -           -           -


------------------------------------------------------------------------------------------------------------------------------------
Floor     Current       Settle              Deal              WAC       WAM        Pricing      Duration
          Coupon        Date                                                        Speed         @ PX
------------------------------------------------------------------------------------------------------------------------------------
-         0.6386       02/28/02           30 year             6.19     358.00     25.0CPR        0:23


------------------------------------------------------------------------------------------------------------------------------------
       Price             CPR          CPR          CPR          CPR          CPR           CPR          CPR          CPR
                         10.00        20.00        25.00        30.00        40.00         50.00        60.00        70.00
------------------------------------------------------------------------------------------------------------------------------------
0:07                    383.931      354.112      338.387      322.047      287.271       249.176      206.353      157.492
0:08                    321.941      294.850      280.572      265.739      234.202       199.707      160.936      116.776
0:09                    276.047      251.007      237.816      224.117      195.014       163.219      127.480       86.822
0:10                    240.821      217.374      205.030      192.212      165.002       135.302      101.909       63.950
0:11                    212.989      190.815      179.147      167.035      141.338       113.309       81.782       45.962
0:12                    190.471      169.339      158.224      146.689      122.228        95.561       65.554       31.467
0:13                    171.891      151.625      140.973      129.918      106.486        80.952       52.205       19.552
0:14                    156.301      136.768      126.508      115.860       93.299        68.721       41.038        9.589
0:15                    143.031      124.128      114.204      103.906       82.091        58.333       31.559        1.136
0:16                    131.596      113.239      103.607       93.613       72.447        49.398       23.411       -6.125
0:17                    121.634      103.756       94.382       84.654       64.057        41.629       16.331      -12.431
0:18                    112.872       95.420       86.273       76.781       56.687        34.809       10.120      -17.961
0:19                    105.101       88.028       79.084       69.803       50.159        28.770        4.623      -22.851
0:20                     98.156       81.424       72.664       63.572       44.331        23.382       -0.279      -27.210
0:21                     91.908       75.484       66.890       57.970       39.094        18.541       -4.680      -31.121
0:22                     86.252       70.110       61.667       52.903       34.358        14.166       -8.655      -34.652
0:23                     81.105       65.219       56.914       48.293       30.052        10.190      -12.267      -37.857
0:24                     76.396       60.747       52.570       44.080       26.117         6.558      -15.564      -40.782
0:25                     72.070       56.639       48.579       40.210       22.505         3.224      -18.588      -43.463
0:26                     68.079       52.850       44.898       36.642       19.175         0.152      -21.374      -45.931
0:27                     64.382       49.341       41.491       33.339       16.093        -2.690      -23.950      -48.212
0:28                     60.946       46.081       38.325       30.270       13.231        -5.328      -26.341      -50.328
0:29                     57.742       43.041       35.374       27.411       10.564        -7.786      -28.566      -52.296
0:30                     54.746       40.200       32.616       24.738        8.072       -10.082      -30.645      -54.134
0:31                     51.937       37.535       30.029       22.232        5.737       -12.233      -32.591      -55.853
1:00                     49.295       35.031       27.599       19.877        3.543       -14.254      -34.419      -57.467
1:01                     46.806       32.672       25.309       17.659        1.476       -16.156      -36.139      -58.985
1:02                     44.455       30.443       23.147       15.564       -0.475       -17.952      -37.762      -60.416
1:03                     42.230       28.335       21.101       13.583       -2.320       -19.650      -39.296      -61.769
1:04                     40.120       26.336       19.161       11.705       -4.069       -21.259      -40.749      -63.049
1:05                     38.116       24.437       17.319        9.921       -5.730       -22.786      -42.129      -64.264
1:06                     36.209       22.630       15.566        8.224       -7.309       -24.239      -43.440      -65.418
----------------------------------------------------------------------------------------------------------------------------------
Avg Life                  7.360        4.053        3.218        2.627        1.858         1.380        1.048        0.804
Duration                  0.829        0.873        0.898        0.926        0.991         1.074        1.183        1.333
First Pay                  3/02         3/02         3/02         3/02         3/02          3/02         3/02         3/02
Last Pay                  12/31        12/31        12/31        12/31         6/31         10/26         5/21        11/16
----------------------------------------------------------------------------------------------------------------------------------


The information herein has been provided solely by UBS Warburg L.L.C. Neither the Issuer of the certificate nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.


UBS Warburg LLC                                                                                                              Cmoproj
Fixed Income Research                                                                                   3:27:56 pm February 25, 2002
cmoproj-509                                  MARM0201-FINAL1 30 year 6.5                               Marina Tukhin mtukhin@sleddog
                                                                                                                              Page 1

------------------------------------------------------------------------------------------------------------------------------------
Bond       Balance       Coupon        Delay     Factor          Index                Value        Reset       Multiplier      Cap
------------------------------------------------------------------------------------------------------------------------------------
R          100.00        5.90200       24        1.000000     Coll_net_wac            -1.0000        -             -            -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Floor        Current      Settle                Deal                     WAC        WAM          Pricing      Duration
             Coupon       Date                                                                   Speed        @ Px
------------------------------------------------------------------------------------------------------------------------------------
-            5.9020       02/28/02       coll_net_wac30 year             6.19       357.19       50.0CPR      90:00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
               Price                CPR                 CPR                CPR                 CPR                CPR
                                   0.00               10.00              25.00               40.00              60.00
------------------------------------------------------------------------------------------------------------------------------------
               90:00            227.055             227.055            227.055             227.055            227.055
------------------------------------------------------------------------------------------------------------------------------------
            Avg Life              0.069               0.069              0.069               0.069              0.069
            Duration              0.033               0.033              0.033               0.033              0.033
           First Pay               3/02                3/02               3/02                3/02               3/02
            Last Pay               3/02                3/02               3/02                3/02               3/02
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Bond         Balance             Coupon       Delay     Factor         Index           Value       Reset    Multiplier       Cap
------------------------------------------------------------------------------------------------------------------------------------
A1           102,058,000.00      5.90200       24       1.000000    coll_net_wac       -1.0000       -          -             -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Floor            Current        Settle        Deal                            WAC        WAM         Pricing       Duration
                 Coupon         Date                                                                 Speed         @ Px
------------------------------------------------------------------------------------------------------------------------------------
-                5.9020         02/28/02      Coll_net_wac30 year             6.19       357.19      50.0CPR       90:00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
               Price                CPR                 CPR                CPR                 CPR                CPR
                                   0.00               10.00              25.00               40.00              60.00
------------------------------------------------------------------------------------------------------------------------------------
               90:00              5.899               7.364              9.765              12.479             17.204
------------------------------------------------------------------------------------------------------------------------------------
            Avg Life             18.572               7.412              3.238               1.873              1.059
            Duration             10.207               4.697              2.345               1.439              0.837
           First Pay               3/02                3/02               3/02                3/02               3/02
            Last Pay              12/31               12/31              12/31                8/31               2/22
------------------------------------------------------------------------------------------------------------------------------------


The information herein has been provided soley by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.


UBS Warburg LLC                                                                                                              Cmoproj
Fixed Income Research                                                                                   3:27:56 pm February 25, 2002
cmoproj-509                                  MARM0201-FINAL1 30 year 6.5                               Marina Tukhin mtukhin@sleddog
                                                                                                                              Page 2


------------------------------------------------------------------------------------------------------------------------------------
Bond       Balance         Coupon        Delay     Factor          Index           Value        Reset       Multiplier      Cap
------------------------------------------------------------------------------------------------------------------------------------

A2         50,000,000.00   5.30000       24        1.000000                        -1.0000      -              -            -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Floor        Current      Settle                Deal                     WAC        WAM          Pricing      Duration
             Coupon       Date                                                                   Speed        @ Px
------------------------------------------------------------------------------------------------------------------------------------
-            5.3000       02/28/02             30 year                   6.19       357.19       50.0CPR      90:00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
               Price                CPR                 CPR                CPR                 CPR                CPR
                                   0.00               10.00              25.00               40.00              60.00
------------------------------------------------------------------------------------------------------------------------------------
               90:00              5.647               6.940              9.187              11.837             16.542
------------------------------------------------------------------------------------------------------------------------------------
            Avg Life             18.572               7.412              3.238               1.873              1.059
            Duration             10.595               4.852              2.394               1.458              0.844
           First Pay               3/02                3/02               3/02                3/02               3/02
            Last Pay              12/31               12/31              12/31                5/31               5/21
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Bond         Balance             Coupon       Delay     Factor         Index           Value       Reset    Multiplier       Cap
------------------------------------------------------------------------------------------------------------------------------------
A3           50,000,000.00       0.60200       24       1.000000                       -1.0000       -          -             -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Floor            Current        Settle                Deal               WAC        WAM         Pricing       Duration
                 Coupon         Date                                                             Speed         @ Px
------------------------------------------------------------------------------------------------------------------------------------
-                0.6020         02/28/02              30 year            6.19       357.19       50.0CPR      90:00
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
               Price                CPR                 CPR                CPR                 CPR                CPR
                                   0.00               10.00              25.00               40.00              60.00
------------------------------------------------------------------------------------------------------------------------------------
               90:00            -83.582             -89.673            -99.374            -110.138           -127.173
------------------------------------------------------------------------------------------------------------------------------------
            Avg Life             18.572               7.412              3.238               1.873              1.059
            Duration              6.610               6.972              7.647               8.562             10.563
           First Pay               3/02                3/02               3/02                3/02               3/02
            Last Pay              12/31               12/31              12/31                5/31               5/21
------------------------------------------------------------------------------------------------------------------------------------

The information herein has been provided soley by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.


UBS Warburg LLC                                                                                                              Cmoproj
Fixed Income Research                                                                                   3:27:56 pm February 25, 2002
cmoproj-509                                  MARM0201-FINAL1 30 year 6.5                               Marina Tukhin mtukhin@sleddog
                                                                                                                              Page 3


------------------------------------------------------------------------------------------------------------------------------------
Bond       Balance        Coupon        Delay     Factor          Index             Value        Reset       Multiplier      Cap
------------------------------------------------------------------------------------------------------------------------------------
B1         1,567,000.00   5.90200       24        1.000000     Coll_net_wac         -1.0000       -              -           -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Floor        Current      Settle                Deal                     WAC        WAM          Pricing      Duration
             Coupon       Date                                                                   Speed        @ Px
------------------------------------------------------------------------------------------------------------------------------------
-            5.9020       02/28/02       Coll_net_wac30 year             6.19       357.19       50.0CPR      90:00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
               Price                CPR                 CPR                CPR                 CPR                CPR
                                   0.00               10.00              25.00               40.00              60.00
------------------------------------------------------------------------------------------------------------------------------------
               90:00              5.899               6.389              7.886               8.976             10.493
------------------------------------------------------------------------------------------------------------------------------------
            Avg Life             18.572              12.255              5.767               3.892              2.586
            Duration             10.207               7.797              4.335               3.133              2.163
           First Pay               3/02                3/02               3/02                3/02               3/02
            Last Pay              12/31               12/31              12/31                9/29              10/19
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Bond         Balance             Coupon       Delay     Factor         Index           Value       Reset    Multiplier     Cap
------------------------------------------------------------------------------------------------------------------------------------
B2           1,176,000.00        5.90200       24       1.000000       Coll_net_wac     -1.0000     -          -           -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Floor            Current        Settle        Deal                            WAC        WAM         Pricing       Duration
                 Coupon         Date                                                                 Speed         @ Px
------------------------------------------------------------------------------------------------------------------------------------
-                5.9020         02/28/02      Coll_net_wac30 year             6.19       357.19      50.0CPR       90:00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
               Price                CPR                 CPR                CPR                 CPR                CPR
                                   0.00               10.00              25.00               40.00              60.00
------------------------------------------------------------------------------------------------------------------------------------
               90:00              5.899               6.389              7.886               8.976             10.493
------------------------------------------------------------------------------------------------------------------------------------
            Avg Life             18.572              12.255              5.767               3.892              2.586
            Duration             10.207               7.797              4.335               3.133              2.163
           First Pay               3/02                3/02               3/02                3/02               3/02
            Last Pay              12/31               12/31              12/31                5/29               7/19
------------------------------------------------------------------------------------------------------------------------------------


The information herein has been provided soley by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.


UBS Warburg LLC                                                                                                              Cmoproj
Fixed Income Research                                                                                   3:27:56 pm February 25, 2002
cmoproj-509                                  MARM0201-FINAL1 30 year 6.5                               Marina Tukhin mtukhin@sleddog
                                                                                                                              Page 4


------------------------------------------------------------------------------------------------------------------------------------
Bond       Balance        Coupon        Delay     Factor          Index                Value        Reset       Multiplier    Cap
------------------------------------------------------------------------------------------------------------------------------------
B3         1,019,000.00   5.90200       24        1.000000        Coll_net_wac         -1.0000       -            -           -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Floor        Current      Settle                Deal                     WAC        WAM          Pricing      Duration
             Coupon       Date                                                                   Speed        @ Px
------------------------------------------------------------------------------------------------------------------------------------
-            5.9020       02/28/02       Coll_net_wac30 year             6.19       357.19       50.0CPR      90:00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
               Price                CPR                 CPR                CPR                CPR                CPR
                                   0.00               10.00              25.00              40.00              60.00
------------------------------------------------------------------------------------------------------------------------------------
                90:00              5.899               6.389              7.886              8.976             10.493
------------------------------------------------------------------------------------------------------------------------------------
            Avg Life             18.572              12.255              5.767               3.892              2.586
            Duration             10.207               7.797              4.335               3.133              2.163
           First Pay               3/02                3/02               3/02                3/02               3/02
            Last Pay              12/31               12/31              12/31                3/29               5/19
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Bond         Balance             Coupon       Delay     Factor         Index           Value       Reset    Multiplier       Cap
------------------------------------------------------------------------------------------------------------------------------------
B4           313,000.00          5.90200       24       1.000000    Coll_net_wac       -1.0000       -          -             -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Floor            Current        Settle        Deal                            WAC        WAM         Pricing       Duration
                 Coupon         Date                                                                 Speed         @ Px
------------------------------------------------------------------------------------------------------------------------------------
-                5.9020         02/28/02      Coll_net_wac30 year             6.19       357.19      50.0CPR       90:00
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
               Price                CPR                 CPR                CPR                 CPR                CPR
                                   0.00               10.00              25.00               40.00              60.00
------------------------------------------------------------------------------------------------------------------------------------
               90:00              5.899               6.389              7.886               8.976             10.493
------------------------------------------------------------------------------------------------------------------------------------
            Avg Life             18.572              12.255              5.767               3.892              2.586
            Duration             10.207               7.797              4.335               3.133              2.163
           First Pay               3/02                3/02               3/02                3/02               3/02
            Last Pay              12/31               12/31              11/31                9/27               2/18
------------------------------------------------------------------------------------------------------------------------------------


The information herein has been provided soley by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.


UBS Warburg LLC                                                                                                              Cmoproj
Fixed Income Research                                                                                   3:27:56 pm February 25, 2002
cmoproj-509                                  MARM0201-FINAL1 30 year 6.5                               Marina Tukhin mtukhin@sleddog
                                                                                                                              Page 5


------------------------------------------------------------------------------------------------------------------------------------
Bond       Balance       Coupon        Delay     Factor          Index                Value        Reset       Multiplier    Cap
------------------------------------------------------------------------------------------------------------------------------------

B5         157,000.00    5.90200       24        1.000000     Coll_net_wac            -1.0000        -            -          -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Floor        Current      Settle                Deal                     WAC        WAM          Pricing      Duration
             Coupon       Date                                                                   Speed        @ Px
------------------------------------------------------------------------------------------------------------------------------------
-            5.9020       02/28/02       Coll_net_wac30 year             6.19       357.19       50.0CPR      90:00
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
               Price                CPR                 CPR                CPR                 CPR                CPR
                                   0.00               10.00              25.00               40.00              60.00
------------------------------------------------------------------------------------------------------------------------------------
               90:00              5.899               6.389              7.886               8.976             10.493
------------------------------------------------------------------------------------------------------------------------------------
            Avg Life             18.572              12.255              5.767               3.892              2.586
            Duration             10.207               7.797              4.335               3.133              2.163
           First Pay               3/02                3/02               3/02                3/02               3/02
            Last Pay              12/31               12/31              10/31                9/26               6/17
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Bond         Balance             Coupon       Delay     Factor         Index           Value       Reset    Multiplier      Cap
------------------------------------------------------------------------------------------------------------------------------------
B6           470,832.38          5.90200       24       1.000000    Coll_net_wac       -1.0000       -          -           -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Floor            Current        Settle        Deal                            WAC        WAM         Pricing       Duration
                 Coupon         Date                                                                 Speed         @ Px
------------------------------------------------------------------------------------------------------------------------------------
-                5.9020         02/28/02      Coll_net_wac30 year            6.19       357.19      50.0CPR        90:00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
               Price                CPR                 CPR                CPR                 CPR                CPR
                                   0.00               10.00              25.00               40.00              60.00
------------------------------------------------------------------------------------------------------------------------------------
               90:00              5.899               6.389              7.886               8.976             10.493
------------------------------------------------------------------------------------------------------------------------------------
            Avg Life             18.572              12.255              5.767               3.892              2.586
            Duration             10.207               7.797              4.335               3.133              2.163
           First Pay               3/02                3/02               3/02                3/02               3/02
            Last Pay              12/31               12/31              11/31                4/28               7/18
------------------------------------------------------------------------------------------------------------------------------------


The information herein has been provided soley by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal:  MARM0201-FINAL 1    Bond Name:  A1

                           Date                   A1                 A1                 A1               A1               A1
                                                   0                 10                 25               40               60
                      2/25/2002                  100                100                100              100              100
                      2/25/2003                   99                 89                 73               58               38
                      2/25/2004                   98                 78                 54               34               14
                      2/25/2005                   96                 69                 39               19                5
                      2/25/2006                   95                 61                 29               11                2
                      2/25/2007                   93                 54                 21                7                1
                      2/25/2008                   91                 47                 16                4                *
                      2/25/2009                   89                 41                 11                2                *
                      2/25/2010                   87                 36                  8                1                *
                      2/25/2011                   84                 32                  6                1                *
                      2/25/2012                   82                 28                  4                *                *
                      2/25/2013                   79                 24                  3                *                *
                      2/25/2014                   77                 21                  2                *                *
                      2/25/2015                   74                 18                  2                *                *
                      2/25/2016                   71                 16                  1                *                *
                      2/25/2017                   68                 14                  1                *                *
                      2/25/2018                   64                 12                  1                *                *
                      2/25/2019                   61                 10                  *                *                *
                      2/25/2020                   57                  8                  *                *                *
                      2/25/2021                   54                  7                  *                *                *
                      2/25/2022                   50                  6                  *                *                *
                      2/25/2023                   46                  5                  *                *                *
                      2/25/2024                   41                  4                  *                *                *
                      2/25/2025                   37                  3                  *                *                *
                      2/25/2026                   32                  2                  *                *                *
                      2/25/2027                   27                  2                  *                *                *
                      2/25/2028                   22                  1                  *                *                *
                      2/25/2029                   16                  1                  *                *                *
                      2/25/2030                   11                  1                  *                *                *
                      2/25/2031                    5                  *                  *                *                *
                      2/25/2032                    0                  0                  0                0                *
                      2/25/2033                    0                  0                  0                0                *
                      2/25/2034                    0                  0                  0                0                *
                      2/25/2035                    0                  0                  0                0                *
                      2/25/2036                    0                  0                  0                0                *
                      2/25/2037                    0                  0                  0                0                *
                      2/25/2038                    0                  0                  0                0                *
                      2/25/2039                    0                  0                  0                0                *
                      2/25/2040                    0                  0                  0                0                *
                      2/25/2041                    0                  0                  0                0                *
                      2/25/2042                    0                  0                  0                0                *

            Average Life(Years)                18.57               7.41               3.24             1.87             1.06

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority for distribution in the United Kingdom to persons who are not UK private customers US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or PaineWebber incorporated, as identified herein.
Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request.

(C)2000 All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

DEC TABLES REPORT
Deal:  MARM0201-FINAL 1    Bond Name:  r


                           Date                    R                  R                  R                R                R
                                                   0                 10                 25               40               60
                      2/25/2002                  100                100                100              100              100
                      2/25/2003                    0                  0                  0                0                0
                      2/25/2004                    0                  0                  0                0                0
                      2/25/2005                    0                  0                  0                0                0
                      2/25/2006                    0                  0                  0                0                0
                      2/25/2007                    0                  0                  0                0                0
                      2/25/2008                    0                  0                  0                0                0
                      2/25/2009                    0                  0                  0                0                0
                      2/25/2010                    0                  0                  0                0                0
                      2/25/2011                    0                  0                  0                0                0
                      2/25/2012                    0                  0                  0                0                0
                      2/25/2013                    0                  0                  0                0                0
                      2/25/2014                    0                  0                  0                0                0
                      2/25/2015                    0                  0                  0                0                0
                      2/25/2016                    0                  0                  0                0                0
                      2/25/2017                    0                  0                  0                0                0
                      2/25/2018                    0                  0                  0                0                0
                      2/25/2019                    0                  0                  0                0                0
                      2/25/2020                    0                  0                  0                0                0
                      2/25/2021                    0                  0                  0                0                0
                      2/25/2022                    0                  0                  0                0                0
                      2/25/2023                    0                  0                  0                0                0
                      2/25/2024                    0                  0                  0                0                0
                      2/25/2025                    0                  0                  0                0                0
                      2/25/2026                    0                  0                  0                0                0
                      2/25/2027                    0                  0                  0                0                0
                      2/25/2028                    0                  0                  0                0                0
                      2/25/2029                    0                  0                  0                0                0
                      2/25/2030                    0                  0                  0                0                0
                      2/25/2031                    0                  0                  0                0                0
                      2/25/2032                    0                  0                  0                0                0
                      2/25/2033                    0                  0                  0                0                0
                      2/25/2034                    0                  0                  0                0                0
                      2/25/2035                    0                  0                  0                0                0
                      2/25/2036                    0                  0                  0                0                0
                      2/25/2037                    0                  0                  0                0                0
                      2/25/2038                    0                  0                  0                0                0
                      2/25/2039                    0                  0                  0                0                0
                      2/25/2040                    0                  0                  0                0                0
                      2/25/2041                    0                  0                  0                0                0
                      2/25/2042                    0                  0                  0                0                0

            Average Life(Years)                 0.07               0.07               0.07             0.07             0.07

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority for distribution in the United Kingdom to persons who are not UK private customers US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or PaineWebber incorporated, as identified herein.
Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request.

(C)2000 All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

DEC TABLES REPORT
Deal:  MARM0201-FINAL 1    Bond Name:  A2

                           Date                   A2                 A2                 A2               A2               A2
                                                   0                 10                 25               40               60
                      2/25/2002                  100                100                100              100              100
                      2/25/2003                   99                 89                 73               58               38
                      2/25/2004                   98                 78                 54               34               14
                      2/25/2005                   96                 69                 39               19                5
                      2/25/2006                   95                 61                 29               11                2
                      2/25/2007                   93                 54                 21                7                1
                      2/25/2008                   91                 47                 16                4                *
                      2/25/2009                   89                 41                 11                2                *
                      2/25/2010                   87                 36                  8                1                *
                      2/25/2011                   84                 32                  6                1                *
                      2/25/2012                   82                 28                  4                *                *
                      2/25/2013                   79                 24                  3                *                *
                      2/25/2014                   77                 21                  2                *                *
                      2/25/2015                   74                 18                  2                *                *
                      2/25/2016                   71                 16                  1                *                *
                      2/25/2017                   68                 14                  1                *                *
                      2/25/2018                   64                 12                  1                *                *
                      2/25/2019                   61                 10                  *                *                *
                      2/25/2020                   57                  8                  *                *                *
                      2/25/2021                   54                  7                  *                *                *
                      2/25/2022                   50                  6                  *                *                *
                      2/25/2023                   46                  5                  *                *                *
                      2/25/2024                   41                  4                  *                *                *
                      2/25/2025                   37                  3                  *                *                *
                      2/25/2026                   32                  2                  *                *                *
                      2/25/2027                   27                  2                  *                *                *
                      2/25/2028                   22                  1                  *                *                *
                      2/25/2029                   16                  1                  *                *                *
                      2/25/2030                   11                  1                  *                *                *
                      2/25/2031                    5                  *                  *                *                *
                      2/25/2032                    0                  0                  0                0                *
                      2/25/2033                    0                  0                  0                0                *
                      2/25/2034                    0                  0                  0                0                *
                      2/25/2035                    0                  0                  0                0                *
                      2/25/2036                    0                  0                  0                0                *
                      2/25/2037                    0                  0                  0                0                *
                      2/25/2038                    0                  0                  0                0                *
                      2/25/2039                    0                  0                  0                0                *
                      2/25/2040                    0                  0                  0                0                *
                      2/25/2041                    0                  0                  0                0                *
                      2/25/2042                    0                  0                  0                0                *

            Average Life(Years)                18.57               7.41               3.24             1.87             1.06

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority for distribution in the United Kingdom to persons who are not UK private customers US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or PaineWebber incorporated, as identified herein.
Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request.

(C)2000 All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

DEC TABLES REPORT
Deal:  MARM0201-FINAL 1    Bond Name:  A3

                           Date                   A3                 A3                 A3               A3               A3
                                                   0                 10                 25               40               60
                      2/25/2002                  100                100                100              100              100
                      2/25/2003                   99                 89                 73               58               38
                      2/25/2004                   98                 78                 54               34               14
                      2/25/2005                   96                 69                 39               19                5
                      2/25/2006                   95                 61                 29               11                2
                      2/25/2007                   93                 54                 21                7                1
                      2/25/2008                   91                 47                 16                4                *
                      2/25/2009                   89                 41                 11                2                *
                      2/25/2010                   87                 36                  8                1                *
                      2/25/2011                   84                 32                  6                1                *
                      2/25/2012                   82                 28                  4                *                *
                      2/25/2013                   79                 24                  3                *                *
                      2/25/2014                   77                 21                  2                *                *
                      2/25/2015                   74                 18                  2                *                *
                      2/25/2016                   71                 16                  1                *                *
                      2/25/2017                   68                 14                  1                *                *
                      2/25/2018                   64                 12                  1                *                *
                      2/25/2019                   61                 10                  *                *                *
                      2/25/2020                   57                  8                  *                *                *
                      2/25/2021                   54                  7                  *                *                *
                      2/25/2022                   50                  6                  *                *                *
                      2/25/2023                   46                  5                  *                *                *
                      2/25/2024                   41                  4                  *                *                *
                      2/25/2025                   37                  3                  *                *                *
                      2/25/2026                   32                  2                  *                *                *
                      2/25/2027                   27                  2                  *                *                *
                      2/25/2028                   22                  1                  *                *                *
                      2/25/2029                   16                  1                  *                *                *
                      2/25/2030                   11                  1                  *                *                *
                      2/25/2031                    5                  *                  *                *                *
                      2/25/2032                    0                  0                  0                0                *
                      2/25/2033                    0                  0                  0                0                *
                      2/25/2034                    0                  0                  0                0                *
                      2/25/2035                    0                  0                  0                0                *
                      2/25/2036                    0                  0                  0                0                *
                      2/25/2037                    0                  0                  0                0                *
                      2/25/2038                    0                  0                  0                0                *
                      2/25/2039                    0                  0                  0                0                *
                      2/25/2040                    0                  0                  0                0                *
                      2/25/2041                    0                  0                  0                0                *
                      2/25/2042                    0                  0                  0                0                *

            Average Life(Years)                18.57               7.41               3.24             1.87             1.06

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority for distribution in the United Kingdom to persons who are not UK private customers US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or PaineWebber incorporated, as identified herein.
Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request.

(C)2000 All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

DEC TABLES REPORT
Deal:  MARM0201-FINAL 1    Bond Name:  B1

                           Date                   B1                 B1                 B1               B1               B1
                                                   0                 10                 25               40               60
                      2/25/2002                  100                100                100              100              100
                      2/25/2003                   99                 99                 99               99               92
                      2/25/2004                   98                 98                 98               84               58
                      2/25/2005                   96                 96                 87               63               35
                      2/25/2006                   95                 95                 65               37               14
                      2/25/2007                   93                 93                 48               22                5
                      2/25/2008                   91                 91                 35               13                2
                      2/25/2009                   89                 85                 26                8                1
                      2/25/2010                   87                 75                 19                4                *
                      2/25/2011                   84                 65                 14                3                *
                      2/25/2012                   82                 57                 10                2                *
                      2/25/2013                   79                 50                  7                1                *
                      2/25/2014                   77                 43                  5                1                *
                      2/25/2015                   74                 38                  4                *                *
                      2/25/2016                   71                 32                  3                *                *
                      2/25/2017                   68                 28                  2                *                *
                      2/25/2018                   64                 24                  1                *                *
                      2/25/2019                   61                 20                  1                *                *
                      2/25/2020                   57                 17                  1                *                *
                      2/25/2021                   54                 15                  *                *                *
                      2/25/2022                   50                 12                  *                *                *
                      2/25/2023                   46                 10                  *                *                *
                      2/25/2024                   41                  8                  *                *                *
                      2/25/2025                   37                  7                  *                *                *
                      2/25/2026                   32                  5                  *                *                *
                      2/25/2027                   27                  4                  *                *                *
                      2/25/2028                   22                  3                  *                *                *
                      2/25/2029                   16                  2                  *                *                *
                      2/25/2030                   11                  1                  *                *                *
                      2/25/2031                    5                  *                  *                *                *
                      2/25/2032                    0                  0                  0                0                *
                      2/25/2033                    0                  0                  0                0                *
                      2/25/2034                    0                  0                  0                0                *
                      2/25/2035                    0                  0                  0                0                *
                      2/25/2036                    0                  0                  0                0                *
                      2/25/2037                    0                  0                  0                0                *
                      2/25/2038                    0                  0                  0                0                *
                      2/25/2039                    0                  0                  0                0                *
                      2/25/2040                    0                  0                  0                0                *
                      2/25/2041                    0                  0                  0                0                *
                      2/25/2042                    0                  0                  0                0                *

            Average Life(Years)                18.57              12.26               5.77             3.89             2.59

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority for distribution in the United Kingdom to persons who are not UK private customers US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or PaineWebber incorporated, as identified herein.
Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request.

(C)2000 All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

DEC TABLES REPORT
Deal:  MARM0201-FINAL 1    Bond Name:  B2

                           Date                   B2                 B2                 B2               B2               B2
                                                   0                 10                 25               40               60
                      2/25/2002                  100                100                100              100              100
                      2/25/2003                   99                 99                 99               99               92
                      2/25/2004                   98                 98                 98               84               58
                      2/25/2005                   96                 96                 87               63               35
                      2/25/2006                   95                 95                 65               37               14
                      2/25/2007                   93                 93                 48               22                5
                      2/25/2008                   91                 91                 35               13                2
                      2/25/2009                   89                 85                 26                8                1
                      2/25/2010                   87                 75                 19                4                *
                      2/25/2011                   84                 65                 14                3                *
                      2/25/2012                   82                 57                 10                2                *
                      2/25/2013                   79                 50                  7                1                *
                      2/25/2014                   77                 43                  5                1                *
                      2/25/2015                   74                 38                  4                *                *
                      2/25/2016                   71                 32                  3                *                *
                      2/25/2017                   68                 28                  2                *                *
                      2/25/2018                   64                 24                  1                *                *
                      2/25/2019                   61                 20                  1                *                *
                      2/25/2020                   57                 17                  1                *                *
                      2/25/2021                   54                 15                  *                *                *
                      2/25/2022                   50                 12                  *                *                *
                      2/25/2023                   46                 10                  *                *                *
                      2/25/2024                   41                  8                  *                *                *
                      2/25/2025                   37                  7                  *                *                *
                      2/25/2026                   32                  5                  *                *                *
                      2/25/2027                   27                  4                  *                *                *
                      2/25/2028                   22                  3                  *                *                *
                      2/25/2029                   16                  2                  *                *                *
                      2/25/2030                   11                  1                  *                *                *
                      2/25/2031                    5                  *                  *                *                *
                      2/25/2032                    0                  0                  0                0                *
                      2/25/2033                    0                  0                  0                0                *
                      2/25/2034                    0                  0                  0                0                *
                      2/25/2035                    0                  0                  0                0                *
                      2/25/2036                    0                  0                  0                0                *
                      2/25/2037                    0                  0                  0                0                *
                      2/25/2038                    0                  0                  0                0                *
                      2/25/2039                    0                  0                  0                0                *
                      2/25/2040                    0                  0                  0                0                *
                      2/25/2041                    0                  0                  0                0                *
                      2/25/2042                    0                  0                  0                0                *

            Average Life(Years)                18.57              12.26               5.77             3.89             2.59

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority for distribution in the United Kingdom to persons who are not UK private customers US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or PaineWebber incorporated, as identified herein.
Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request.

(C)2000 All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

DEC TABLES REPORT
Deal:  MARM0201-FINAL 1    Bond Name:  B3

                           Date                   B3                 B3                 B3               B3               B3
                                                   0                 10                 25               40               60
                      2/25/2002                  100                100                100              100              100
                      2/25/2003                   99                 99                 99               99               92
                      2/25/2004                   98                 98                 98               84               58
                      2/25/2005                   96                 96                 87               63               35
                      2/25/2006                   95                 95                 65               37               14
                      2/25/2007                   93                 93                 48               22                5
                      2/25/2008                   91                 91                 35               13                2
                      2/25/2009                   89                 85                 26                8                1
                      2/25/2010                   87                 75                 19                4                *
                      2/25/2011                   84                 65                 14                3                *
                      2/25/2012                   82                 57                 10                2                *
                      2/25/2013                   79                 50                  7                1                *
                      2/25/2014                   77                 43                  5                1                *
                      2/25/2015                   74                 38                  4                *                *
                      2/25/2016                   71                 32                  3                *                *
                      2/25/2017                   68                 28                  2                *                *
                      2/25/2018                   64                 24                  1                *                *
                      2/25/2019                   61                 20                  1                *                *
                      2/25/2020                   57                 17                  1                *                *
                      2/25/2021                   54                 15                  *                *                *
                      2/25/2022                   50                 12                  *                *                *
                      2/25/2023                   46                 10                  *                *                *
                      2/25/2024                   41                  8                  *                *                *
                      2/25/2025                   37                  7                  *                *                *
                      2/25/2026                   32                  5                  *                *                *
                      2/25/2027                   27                  4                  *                *                *
                      2/25/2028                   22                  3                  *                *                *
                      2/25/2029                   16                  2                  *                *                *
                      2/25/2030                   11                  1                  *                *                *
                      2/25/2031                    5                  *                  *                *                *
                      2/25/2032                    0                  0                  0                0                *
                      2/25/2033                    0                  0                  0                0                *
                      2/25/2034                    0                  0                  0                0                *
                      2/25/2035                    0                  0                  0                0                *
                      2/25/2036                    0                  0                  0                0                *
                      2/25/2037                    0                  0                  0                0                *
                      2/25/2038                    0                  0                  0                0                *
                      2/25/2039                    0                  0                  0                0                *
                      2/25/2040                    0                  0                  0                0                *
                      2/25/2041                    0                  0                  0                0                *
                      2/25/2042                    0                  0                  0                0                *

            Average Life(Years)                18.57              12.26               5.77             3.89             2.59

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority for distribution in the United Kingdom to persons who are not UK private customers US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or PaineWebber incorporated, as identified herein.
Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request.

(C)2000 All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

DEC TABLES REPORT
Deal:  MARM0201-FINAL 1    Bond Name:  B4

                           Date                   B4                 B4                 B4               B4               B4
                                                   0                 10                 25               40               60
                      2/25/2002                  100                100                100              100              100
                      2/25/2003                   99                 99                 99               99               92
                      2/25/2004                   98                 98                 98               84               58
                      2/25/2005                   96                 96                 87               63               35
                      2/25/2006                   95                 95                 65               37               14
                      2/25/2007                   93                 93                 48               22                5
                      2/25/2008                   91                 91                 35               13                2
                      2/25/2009                   89                 85                 26                8                1
                      2/25/2010                   87                 75                 19                4                *
                      2/25/2011                   84                 65                 14                3                *
                      2/25/2012                   82                 57                 10                2                *
                      2/25/2013                   79                 50                  7                1                *
                      2/25/2014                   77                 43                  5                1                *
                      2/25/2015                   74                 38                  4                *                *
                      2/25/2016                   71                 32                  3                *                *
                      2/25/2017                   68                 28                  2                *                *
                      2/25/2018                   64                 24                  1                *                *
                      2/25/2019                   61                 20                  1                *                *
                      2/25/2020                   57                 17                  1                *                *
                      2/25/2021                   54                 15                  *                *                *
                      2/25/2022                   50                 12                  *                *                *
                      2/25/2023                   46                 10                  *                *                *
                      2/25/2024                   41                  8                  *                *                *
                      2/25/2025                   37                  7                  *                *                *
                      2/25/2026                   32                  5                  *                *                *
                      2/25/2027                   27                  4                  *                *                *
                      2/25/2028                   22                  3                  *                *                *
                      2/25/2029                   16                  2                  *                *                *
                      2/25/2030                   11                  1                  *                *                *
                      2/25/2031                    5                  *                  *                *                *
                      2/25/2032                    0                  0                  0                0                *
                      2/25/2033                    0                  0                  0                0                *
                      2/25/2034                    0                  0                  0                0                *
                      2/25/2035                    0                  0                  0                0                *
                      2/25/2036                    0                  0                  0                0                *
                      2/25/2037                    0                  0                  0                0                *
                      2/25/2038                    0                  0                  0                0                *
                      2/25/2039                    0                  0                  0                0                *
                      2/25/2040                    0                  0                  0                0                *
                      2/25/2041                    0                  0                  0                0                *
                      2/25/2042                    0                  0                  0                0                *

            Average Life(Years)                18.57              12.26               5.77             3.89             2.59

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority for distribution in the United Kingdom to persons who are not UK private customers US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or PaineWebber incorporated, as identified herein.
Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request.

(C)2000 All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

DEC TABLES REPORT
Deal:  MARM0201-FINAL 1    Bond Name:  B5

                           Date                   B5                 B5                 B5               B5               B5
                                                   0                 10                 25               40               60
                      2/25/2002                  100                100                100              100              100
                      2/25/2003                   99                 99                 99               99               92
                      2/25/2004                   98                 98                 98               84               58
                      2/25/2005                   96                 96                 87               63               35
                      2/25/2006                   95                 95                 65               37               14
                      2/25/2007                   93                 93                 48               22                5
                      2/25/2008                   91                 91                 35               13                2
                      2/25/2009                   89                 85                 26                8                1
                      2/25/2010                   87                 75                 19                4                *
                      2/25/2011                   84                 65                 14                3                *
                      2/25/2012                   82                 57                 10                2                *
                      2/25/2013                   79                 50                  7                1                *
                      2/25/2014                   77                 43                  5                1                *
                      2/25/2015                   74                 38                  4                *                *
                      2/25/2016                   71                 32                  3                *                *
                      2/25/2017                   68                 28                  2                *                *
                      2/25/2018                   64                 24                  1                *                *
                      2/25/2019                   61                 20                  1                *                *
                      2/25/2020                   57                 17                  1                *                *
                      2/25/2021                   54                 15                  *                *                *
                      2/25/2022                   50                 12                  *                *                *
                      2/25/2023                   46                 10                  *                *                *
                      2/25/2024                   41                  8                  *                *                *
                      2/25/2025                   37                  7                  *                *                *
                      2/25/2026                   32                  5                  *                *                *
                      2/25/2027                   27                  4                  *                *                *
                      2/25/2028                   22                  3                  *                *                *
                      2/25/2029                   16                  2                  *                *                *
                      2/25/2030                   11                  1                  *                *                *
                      2/25/2031                    5                  *                  *                *                *
                      2/25/2032                    0                  0                  0                0                *
                      2/25/2033                    0                  0                  0                0                *
                      2/25/2034                    0                  0                  0                0                *
                      2/25/2035                    0                  0                  0                0                *
                      2/25/2036                    0                  0                  0                0                *
                      2/25/2037                    0                  0                  0                0                *
                      2/25/2038                    0                  0                  0                0                *
                      2/25/2039                    0                  0                  0                0                *
                      2/25/2040                    0                  0                  0                0                *
                      2/25/2041                    0                  0                  0                0                *
                      2/25/2042                    0                  0                  0                0                *

            Average Life(Years)                18.57              12.26               5.77             3.89             2.59

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority for distribution in the United Kingdom to persons who are not UK private customers US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or PaineWebber incorporated, as identified herein.
Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request.

(C)2000 All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

DEC TABLES REPORT
Deal:  MARM0201-FINAL 1    Bond Name:  B6

                           Date                   B6                 B6                 B6               B6               B6
                                                   0                 10                 25               40               60
                      2/25/2002                  100                100                100              100              100
                      2/25/2003                   99                 99                 99               99               92
                      2/25/2004                   98                 98                 98               84               58
                      2/25/2005                   96                 96                 87               63               35
                      2/25/2006                   95                 95                 65               37               14
                      2/25/2007                   93                 93                 48               22                5
                      2/25/2008                   91                 91                 35               13                2
                      2/25/2009                   89                 85                 26                8                1
                      2/25/2010                   87                 75                 19                4                *
                      2/25/2011                   84                 65                 14                3                *
                      2/25/2012                   82                 57                 10                2                *
                      2/25/2013                   79                 50                  7                1                *
                      2/25/2014                   77                 43                  5                1                *
                      2/25/2015                   74                 38                  4                *                *
                      2/25/2016                   71                 32                  3                *                *
                      2/25/2017                   68                 28                  2                *                *
                      2/25/2018                   64                 24                  1                *                *
                      2/25/2019                   61                 20                  1                *                *
                      2/25/2020                   57                 17                  1                *                *
                      2/25/2021                   54                 15                  *                *                *
                      2/25/2022                   50                 12                  *                *                *
                      2/25/2023                   46                 10                  *                *                *
                      2/25/2024                   41                  8                  *                *                *
                      2/25/2025                   37                  7                  *                *                *
                      2/25/2026                   32                  5                  *                *                *
                      2/25/2027                   27                  4                  *                *                *
                      2/25/2028                   22                  3                  *                *                *
                      2/25/2029                   16                  2                  *                *                *
                      2/25/2030                   11                  1                  *                *                *
                      2/25/2031                    5                  *                  *                *                *
                      2/25/2032                    0                  0                  0                0                *
                      2/25/2033                    0                  0                  0                0                *
                      2/25/2034                    0                  0                  0                0                *
                      2/25/2035                    0                  0                  0                0                *
                      2/25/2036                    0                  0                  0                0                *
                      2/25/2037                    0                  0                  0                0                *
                      2/25/2038                    0                  0                  0                0                *
                      2/25/2039                    0                  0                  0                0                *
                      2/25/2040                    0                  0                  0                0                *
                      2/25/2041                    0                  0                  0                0                *
                      2/25/2042                    0                  0                  0                0                *

            Average Life(Years)                18.57              12.26               5.77             3.89             2.59

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority for distribution in the United Kingdom to persons who are not UK private customers US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or PaineWebber incorporated, as identified herein.
Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request.

(C)2000 All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.